UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by Registrant	✓

Filed by Party other than Registrant

Check the appropriate box:

✓	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

BREKFORD INTERNATIONAL CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: __________________________________
	(2)	Aggregate number of securities to which transaction applies: __________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid: ______________________________________________________________________

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid: _____________________________________________________________
	(2)	Form, Schedule or Registration Statement No.: ____________________________________________
	(3)	Filing Party: _______________________________________________________________________
	(4)	Date Filed: ________________________________________________________________________

BREKFORD INTERNATIONAL CORP.

7020 Dorsey Road, Suite C

Hanover, Maryland 21076

(443) 557-0200

——————————————

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 30, 2009

——————————————

To our Stockholders:

The 2009 Annual Meeting of Stockholders of Brekford International Corp. (the “Company”) will be held at the Company’s corporate offices at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on December 30, 2009, beginning at 12:00 P.M., local time, for the following purposes:

1.

To approve and adopt an amendment to our First Amended and Restated Certificate of Incorporation to declassify our board of directors;

2.

To approve and adopt an amendment to our First Amended and Restated Certificate of Incorporation to provide that directors may be removed with or without cause;

3.

Subject to approval of Proposal No. 1, to elect two Class II directors to hold office for a term of one year until our 2010 annual meeting of stockholders (alternatively, if Proposal No. 1 is not approved, to elect two Class II directors, to hold office for a term of three years until our 2012 annual meeting of stockholders);

4.

To approve and adopt an amendment to our First Amended and Restated Certificate of Incorporation to eliminate the requirement that all stockholder actions may only be taken at a meeting of the stockholders; and

5.

Any other matters that properly come before the meeting.

Stockholders of record as of the close of business on November 6, 2009 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer

Hanover, Maryland

____, 2009

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

BREKFORD INTERNATIONAL CORP.

TABLE OF CONTENTS

ABOUT THE MEETING

1

What is the purpose of the Annual Meeting?

1

Who is entitled to vote?

1

Who can attend the meeting?

1

What constitutes a quorum?

1

What is the Notice of Electronic Availability of Proxy Statement?

2

How do I vote?

2

What are the Board’s recommendations?

2

Can I change my vote after I return my proxy card?

2

What vote is required to approve each item?

3

Who pays for the preparation of the proxy?

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

4

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES

5

PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO DECLASSIFY THE BOARD.

6

Required Vote.

6

Reasons for the Proposal.

6

Dissenters’ Rights.

7

PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
PROVIDE THAT DIRECTORS MAY BE REMOVED WITH OR WITHOUT CAUSE

8

Required Vote.

8

Reasons for the Proposal.

8

Dissenters’ Rights.

8

PROPOSAL 3 – ELECTION OF DIRECTORS

9

Relationship of Proposal 3 to Proposal 1.

9

Director Nominees.

9

Directors

10

Executive Officers

11

BOARD OF DIRECTORS COMMITTEES

12

REPORT OF THE AUDIT COMMITTEE

14

EXECUTIVE COMPENSATION

16

2008 Summary Compensation Table

16

Narrative Disclosure to 2008 Summary Compensation Table

16

Outstanding Equity Awards at December 31, 2008

17

DIRECTOR COMPENSATION

17

2008 Director Compensation Table

17

Narrative Disclosure to 2008 Director Compensation Table

18

PROPOSAL 4 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
ELIMINATE THE REQUIREMENT THAT ALL STOCKHOLDER ACTIONS MAY ONLY BE TAKEN
AT A MEETING OF THE STOCKHOLDERS.

19

Required Vote.

19

Reasons for the Amendment to the Certificate of Incorporation.

19

Amendment to the Certificate of Incorporation.

19

Dissenters’ Rights.

19

COMMUNICATIONS WITH STOCKHOLDERS

20

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

20

INDEPENDENT AUDITORS

21

OTHER BUSINESS

21

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

21

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

22

ADDITIONAL INFORMATION

22

APPENDIX A

A-1

2009 ANNUAL MEETING OF STOCKHOLDERS

OF

BREKFORD INTERNATIONAL CORP.

7020 Dorsey Road, Suite C

Hanover, Maryland 21076

(443) 557-0200

——————————————

PROXY STATEMENT

——————————————

This proxy statement contains information related to our 2009 annual meeting of stockholders to be held on December 30, 2009, beginning at 12:00 P.M., local time, at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, and at any adjournments or postponements thereof. The Company expects to provide notice and electronic delivery of this proxy statement and the enclosed proxy to shareholders on or about November 20, 2009, in connection with the solicitation of proxies by the board of directors of the Company.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote on (i) an amendment to our First Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to declassify our board of directors; (ii) an amendment to our Certificate of Incorporation to provide that directors may be removed with or without cause; (iii) subject to approval of the proposal to declassify the board, the election of two Class II directors, to hold office for a term of one year until our 2010 annual meeting of stockholders (alternatively, if the proposal to declassify the board is not approved, the election of two Class II directors, to hold office for a term of three years until our 2012 annual meeting of stockholders); (iv) an amendment to our Certificate of Incorporation to eliminate the requirement that all stockholder actions may only be taken at a meeting of the stockholders; and (v) any other matters that properly come before the meeting. In addition, our management will report on our performance during 2009 and respond to questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, November 6, 2009, are entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $.0001 per share (“Common Stock”) they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, November 6, 2009, 38,905,513 shares of our Common Stock, held by approximately 52 stockholders of record, were issued and outstanding. The number of stockholders is solely based upon the count our transfer agent provided us as of that date. This number does not include: (i) any beneficial owners of common stock whose shares are held in the names of various dealers, clearing agencies, banks, brokers and other fiduciaries, or (ii) broker-dealers or other participants who hold or clear shares directly or indirectly through the Depository Trust Company, or its nominee, Cede & Co.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

What is the Notice of Electronic Availability of Proxy Statement?

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On or about November 20, 2009, we expect to be mailing to our stockholders a Notice of Electronic Availability of Proxy Statement (“Notice”) containing instructions on how to access this proxy statement and our annual report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

How do I vote?

Stockholders can vote in person at the annual meeting or by proxy. There are two ways to vote by proxy:

•

By Internet — You can vote over the Internet at www.iproxydirect.com/BFDI by following the instructions on the Notice or proxy card; or

•

By Mail — If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on December 29, 2009. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting will also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all of the nominees for director or withheld for the nominees for director.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

•

for the amendment to declassify our board of directors, as more fully described in Proposal 1 below;

•

for the amendment to provide that directors may be removed with or without cause, as more fully described in Proposal 2 below;

•

for the election of the two nominated Class II directors, as more fully described in Proposal 3 below; and

•

for the amendment to eliminate the requirement that all stockholder actions may only be taken at a meeting of the stockholders, as more fully described in Proposal 4 below.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by: (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the annual meeting, (3) granting a subsequent proxy through the Internet, or (4) sending a written revocation to our Chief Executive Officer. Your most current proxy card or Internet proxy is the one that is counted. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What vote is required to approve each item?

Proposals 1, 2 and 4 to Amend the Certificate of Incorporation. The affirmative vote of the majority of the shares of Common Stock (one vote per share) present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the proposals to amend our Certificate of Incorporation to: declassify the board, provide that directors may be removed with or without cause, and eliminate the requirement that all stockholder actions may only be taken at a meeting of the stockholders. A properly executed proxy marked “ABSTAIN ” with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

Proposal 3 for Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of Common Stock (one vote per share) is required for the election of directors. A properly executed proxy marked “VOTE WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Other Items. For any other business brought before the annual meeting, provided that a quorum is present, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of Common Stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN ” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The board of directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the board of directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the Notice, and for those who request a printed copy of the proxy materials, the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

The Company expects to provide the Notice and electronic delivery of this proxy statement and the enclosed proxy, to shareholders on or about November 20, 2009. We will mail a printed copy of our proxy statement, annual report and form of proxy, free of charge, to any stockholders who request a paper copy of the proxy materials. You should review the proxy statement information in conjunction with our 2008 Annual Report on Form 10-K (the “2008 Annual Report”). Our corporate headquarters are located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, and our telephone number is (443) 557-0200. A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our Common Stock as of November 12, 2009, for: each person known by us to beneficially own more than 5% of our Common Stock; each of our named executive officers; our directors and director nominees; and all of our executive officers and directors as a group.

As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The percentage shown is based on 38,905,513 shares of Common Stock issued and outstanding as of November 12, 2009. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options and/or warrants currently exercisable, or exercisable within 60 days of November 12, 2009, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Common	Alan Goddard (1)	3,750,000	(2)	9.1%

———————

(1)

The address of the beneficial owner is 7700 Congress Avenue, Suite 3207, Boca Raton, Florida 33487.

(2)

Based on information provided by the legal representative of the reporting person on November 12, 2009, includes 1,570,000 shares of Common Stock, 900,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.25, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.275, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.3125, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.375, and 380,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.39.

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Common	C.B. Brechin	11,730,500	30.2%
	Scott Rutherford	11,425,000	29.4%
	Bruce Robinson	2,500,000	6.4%
	Tin Khin	103,200	*
	Douglas Deleaver	—	—
	Jessie Lee, Jr.	—	—
	Richard E. Deloney, Jr.(2)	—	—
	William A. Shafley(3)	—	—
	Ryan E. Kirch(4)	330,943	*
	All directors and named executive officers as a group (9 persons)	26,089,643	67.1%

———————

*Less than 1%.

(1)

Unless otherwise indicated, the address of each person in this table is c/o Brekford International Corp., 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

(2)

Former Director. The address of the beneficial owner is 14508 W. Windsor Avenue, Goodyear, Arizona 85395.

(3)

Former Chief Executive Officer and Director. The address of the beneficial owner is 1095 Hoods Mill Road, Cooksville, Maryland 21723.

(4)

Former Chief Financial Officer and Secretary. The address of the beneficial owner is 1262 Prairie Orchid Lane, Grayslake, Illinois 60030.

PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD.

Our board of directors is currently divided into three classes. Each year, our stockholders are requested to elect the directors comprising one of the classes for a three-year term. The term of the Class II directors is scheduled to expire at the 2009 annual meeting. The term of the Class III directors is scheduled to expire in 2010 and the term of the Class I director is scheduled to expire in 2011. Because of the classified board structure, stockholders have the opportunity to vote on only roughly one-third of the directors each year.

Our board of directors has approved, and is proposing to the stockholders, an amendment to our Certificate of Incorporation to eliminate the classified board structure. If approved by the stockholders, the amendment will become effective upon the filing of a Second Amended and Restated Certificate of Incorporation (“Second Restated Certificate”) containing this amendment with the Secretary of State of the State of Delaware, which we intend to file promptly after stockholder approval is obtained. Directors elected prior to the effectiveness of the amendment (which include all of our current directors) will stand for election for one-year terms once their then-current terms expire. In addition, the board of directors will adopt corresponding amendments to our Amended and Restated By-Laws (“By-Laws”). As discussed below, because the transition to annual election of directors will be phased-in over time, the board will not be fully declassified until after the 2011 Annual Meeting.

The term of the current Class II directors (comprised of Messrs. Bruce Robinson and Jessie Lee, Jr.) will expire at the 2009 annual meeting; the term of the Class III directors (comprised of Messrs. C.B. Brechin and Scott Rutherford) will expire at the 2010 annual meeting; and the term of the Class I director (comprised of Mr. Douglas Deleaver) will expire at the 2011 annual meeting.

Thus, if the proposed amendment to the Certificate of Incorporation is approved, the board of directors recommends that the stockholders re-elect the Class II directors, Bruce Robinson and Jessie Lee, Jr., for one-year terms at the 2009 annual meeting. Thereafter, at the 2010 annual meeting – when the term of the Class III directors will expire – the Class III directors will be nominated for re-election for one-year terms.  At the 2011 annual meeting – when the term of the Class I director will expire – the Class I director will be nominated for re-election for a one-year term and at every subsequent annual meeting of stockholders thereafter, all directors will serve for one-year terms and the board will be fully declassified. Any director chosen as a result of a newly created directorship or to fill a vacancy on the board after the 2009 annual meeting will hold office for a term expiring at the next annual meeting of stockholders. In all cases, each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

The complete text of the proposed Second Amended and Restated Certificate of Incorporation is included as Appendix A to this proxy statement.

Required Vote.

The affirmative vote of the majority of the shares of Common Stock (one vote per share) present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this Proposal 1.

Reasons for the Proposal.

The board of directors is committed to good corporate governance. Accordingly, in determining whether to propose the declassification of the board as described above, the board carefully reviewed the various arguments for and against a classified board structure.

The board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and reducing a company’s vulnerability to coercive takeover tactics. The board also recognizes, however, that a classified structure may appear to reduce directors’ accountability to stockholders, since such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. The board also believes that implementing annual elections for all directors would support our ongoing effort to adopt “best practices” in corporate governance as the board noted that many U.S. public companies have eliminated their classified board structures in recent years.

In view of the considerations described above, the board of directors, upon the recommendation of the Corporate Governance Committee, determined that it is in the best interests of the Company and our stockholders to eliminate the classified board structure as proposed. Additionally, allowing stockholders to remove directors with or without cause furthers strengthens the proposition of director accountability to the stockholders. The Corporate Governance Committee and the board also determined that the declassification should be implemented in stages so as not to shorten the terms of the directors elected at the prior annual meetings and to ensure a smooth transition. Accordingly, the board, upon the recommendation of the Corporate Governance Committee, adopted and declared advisable the proposed amendments to the Certificate of Incorporation reflected in the Second Restated Certificate, a copy of which is attached to this Proxy Statement as Appendix A, to be effective upon the filing of the Second Restated Certificate with the Secretary of State of the State of Delaware. Our board of directors has also approved conforming amendments to our By-Laws.

Dissenters’ Rights.

Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with this amendment to our Certificate of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD.

PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE THAT DIRECTORS MAY BE REMOVED WITH OR WITHOUT CAUSE

In accordance with Section 141 of the Delaware General Corporation Law (“DGCL”), unless a corporation’s certificate of incorporation provides otherwise, directors of a corporation with a classified board may only be removed for cause. Currently, our Certificate of Incorporation provides that directors may be removed only for cause. Accordingly, in addition to our proposal to declassify our board, the board believes it is appropriate to amend our Certificate of Incorporation to provide that directors may be removed with or without cause. Thus, if Proposal 2 is approved, directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors.

Required Vote.

The affirmative vote of the majority of the shares of Common Stock (one vote per share) present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this Proposal 2.

Reasons for the Proposal.

The Corporate Governance Committee and the board of directors recognize that allowing directors to be removed by the stockholders with or without cause increases directors’ accountability to stockholders. The board also believes that allowing directors to be removed with or without cause would support our ongoing effort to adopt “best practices” incorporate governance. For these reasons the board of directors recommends that stockholders vote FOR Proposal 2, which is a proposal to amend our existing Certificate of Incorporation in order to provide that directors may be removed with or without cause.

Dissenters’ Rights.

Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with this amendment to our Certificate of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE THAT DIRECTORS MAY BE REMOVED WITH OR WITHOUT CAUSE.

PROPOSAL 3 – ELECTION OF DIRECTORS

Our board of directors is responsible for managing our business and affairs. Our current By-Laws provide that the authorized size of our board of directors, currently seven directors, is to be determined by resolution of the board of directors or by the stockholders at the annual meeting or at any special meeting of the stockholders. Our current directors were elected or appointed in accordance with the provisions of our Certificate of Incorporation and all were elected as representatives of holdings of our Common Stock. As discussed in Proposal 1, our Certificate of Incorporation provides that the board of directors is to be divided into three classes, designated Classes I, II and III, with members of each class holding office for staggered three-year terms. Each class consists, as nearly as possible, of one-third of the total number of directors.

The board of directors presently has five members. There are currently two Class II directors, whose terms expire at the 2009 annual meeting of stockholders, two Class III directors, whose terms expire at the 2010 annual meeting of stockholders and one Class I director, whose term expires at the 2011 annual meeting of stockholders, in all cases subject to the election and qualification of their successors and to their earlier death, resignation, or removal.

Relationship of Proposal 3 to Proposal 1.

As discussed in Proposal 1 above, the stockholders are being asked to approve and adopt amendments to our Certificate of Incorporation to declassify our board of directors. Because the Class II directors are nominated for re-election at the 2009 annual meeting, if they are elected and Proposal 1 is approved, the Class II directors will be re- elected for one-year terms at the 2009 annual meeting. However, if Proposal 1 is not approved, the Class II directors (if elected) will serve for three-year terms to expire at our 2012 annual meeting of stockholders.

Director Nominees.

The board has nominated the current Class II directors, Bruce Robinson, Esq. and Jessie Lee, Jr., to be re-elected as directors at the 2009 annual meeting. The Board proposes that each of the directors serve (i) for a one-year term to expire at the 2010 annual meeting, if Proposal 1 is approved by the stockholders, or (ii) for a three-year term to expire at the 2012 annual meeting, if Proposal 1 is not approved by the stockholders.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the director nominees named in this proxy statement. If Messrs. Robinson or Lee are unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee as shall be designated by the current board of directors to fill any vacancy or to otherwise appoint a replacement nominee. The nominees have consented to being named in the proxy statement and to serve if elected. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The board of directors has determined that one of the director nominees, Mr. Jessie Lee, Jr., is “independent” in accordance with certain criteria adopted by the board of directors. In making this determination, the board of directors considered all relevant facts and circumstances, including the “independence” standards set forth in the Marketplace Rules of the NASDAQ Stock Market, although such rules are not directly applicable to us. In doing so, the board of directors affirmatively determined that neither Mr. Jessie Lee, Jr., nor any of his family members, has had any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), other than as a stockholder and director, within the last three years.

Directors

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and incumbent director nominee is set forth below. There are no family relationships among any of our directors. There are no other nominees for director known to us at this time. The current class of each director and director nominee is set forth below.

Name	Age	Class	Present Term Expires	Position
Douglas Deleaver	62	Class I	2011	Director
Bruce Robinson, Esq.	42	Class II	2009	Nominee
Jessie Lee, Jr.	49	Class II	2009	Nominee
C.B. Brechin	37	Class III	2010	Chief Executive Officer and Director
Scott Rutherford	50	Class III	2010	President and Director

Douglas Deleaver. Mr. Deleaver has served as our director since December 2007. Mr. Deleaver is a law enforcement veteran and security consultant with over 37 years of experience in local, state, federal, critical infrastructure and international security assessment and mitigation. He currently serves as Immediate Past President of NOBLE, the National Organization of Black Law Enforcement Executives, consisting of 58 chapters and 4,300 members, after serving as National President from 2007 to 2008 and National Vice President during 2006. Prior thereto from August 2003 to present, Mr. Deleaver has served on boards of various organizations, including the Ethics Board for Harford County, Maryland, the U.S. Service Academies Nomination Board, the Maryland Chiefs of Police Association as President, and state and regional chapters of NOBLE as President and Vice President, respectively. From January 2003 through December 2006, he was appointed to certain positions at the request of State of Maryland Governor Robert Ehrlich, including Superintendent of the Maryland Natural Resources Police, the Maryland Emergency Management Agency, as well as re-appointed to Chief of Police of the Maryland Transit Administration. While serving under Governor Ehrlich, Mr. Deleaver directed several initiatives as one of 8 experts under the Governor’s Homeland Security Task Force, traveling to Israel to participate in an international security program to assess threat mitigation systems implemented for critical infrastructure in the State of Israel, as well as performing an evaluation of surveillance systems implemented by the City of London in response to the subway and bus bombings of July 2005. From July 1998 to January 2003, Mr. Deleaver served as Director of Strategic Planning and later Chief of Police for the Maryland Transit Administration Police. From July 1992 to December 1998, he served as both Captain and Major and Executive Assistant to the Superintendant to the Maryland Natural Resources Police. From 1969 to 1992, Mr. Deleaver served as an officer in the Maryland State Police, retiring with the rank of Lieutenant, during which time he served on the Executive Protection Detail for Maryland, where he protected three governors and was selected to serve on several protection details for visiting dignitaries. He has held top secret security clearance since January 2005. Mr. Deleaver earned his Bachelor of Arts Degree in Criminal Justice from Miami Dade College of Assessments and completed graduate work through the Law Enforcement Institute of the University of Maryland.

Bruce Robinson, Esq. Mr. Robinson has served as our Secretary since November 1, 2008 and our director since January 2006. Mr. Robinson served as an advisor to our subsidiary, Pelican Mobile Computers, Inc., (“Pelican”) shortly after its inception in 1997. His primary responsibility was to ensure that Pelican stayed true to its corporate mission. Mr. Robinson was responsible for managing strategic alliances and client acquisition from a risk management perspective and for developing and driving strategic and corporate response to market opportunities. He also ensured compliance to corporate and government contract vehicles. Mr. Robinson also served as Pelican’s General Counsel, and as such, was responsible for the development and implementation of Pelican’s legal strategy. Mr. Robinson received his undergraduate education at the University of Delaware and earned his Juris Doctor degree from the University of Maryland School of Law. He was admitted to the Maryland State Bar in 1992 and is admitted to practice in the United States Supreme Court and the United States Court for the 4th Circuit.

Jessie Lee, Jr. Mr. Lee has served as our director since October 2008. Since 2001, Mr. Lee has served as the executive director of the National Organization of Black Law Enforcement Executives, where he has been responsible for guiding the operational, fiscal and overall direction of the organization, which includes more than 58 national chapters, and 3 international chapters representing 3900 members. He has assisted in developing and implementing annual goals and objectives to meet the organization’s strategic plans, managed an operating budget of more than two million dollars and provided training and technical assistance to external agencies including police departments and community organizations. Mr. Lee has also been an adjunct professor at Gloucester County College in Sewell, New Jersey since 2007 where he has taught Introduction to College Studies which course focuses on effective study skills, strategies and personal development skills. Mr. Lee earned a Master of Science degree in Business Management – Nonprofit and a Bachelor of Arts degree in Organizational Management from Eastern University in St. David, Pennsylvania in 2006 and 2000, respectively. Mr. Lee earned an Associates degree in Applied Science in Law Enforcement from Gloucester County College in Deptford, New Jersey in 1999.

C.B. Brechin. Mr. Brechin has served as our Chief Executive Officer and Treasurer since July 8, 2008. Prior to that, he served as our Treasurer and General Manager of our Pelican division since January 2006. He has also served as a director of our Company since January 2006. He co-founded Pelican in 1997 and served as its President from 1997 until January 2006. Mr. Brechin was responsible for advancing Pelican’s strategic direction, managing all aspects of Pelican’s corporate and government sales, including sales strategy, partnership/vendor relationships, corporate structure, contract acquisition, and training and development. In addition, Mr. Brechin managed Pelican’s financial planning, cash flow and risk analysis by opportunity, financial reporting and internal auditing. He successfully closed over $9 million dollars in sales in 2005 for Pelican and secured key client relationships, including, but not limited to the National Security Agency, the United States Navy, the State of Maryland, Maryland State Police, and Baltimore City Police. Through his sales efforts and strategic vision, Pelican has twice been recognized as a top reseller of Panasonic equipment, including “Reseller of the Year” in 2004. Mr. Brechin earned his Bachelor’s Degree in Political Science and International Affairs from Kalamazoo College and his Master’s Degree in Information and Telecommunications Systems from The Johns Hopkins University.

Scott Rutherford. Mr. Rutherford has served as our President since July 8, 2008. Prior to that, he was Director of Engineering of our Pelican division since January 2006. He has also served as a director of the Company since January 2006. He co-founded Pelican in 1997 and served as its Vice President from 1997 to 2006. Mr. Rutherford has more than 25 years of entrepreneurial experience in conceiving, developing and building technical solutions for clients in both the corporate and government sectors. For Pelican, Mr. Rutherford was responsible for all aspects of technology evaluation and deployment to meet its clients’ needs for mobile, ruggedized computing solutions. This included locating and assimilating complex solutions from various vendors to ensure a turnkey installation in highly variable models of police and fire vehicles. In addition, Mr. Rutherford launched and continues to develop Pelican’s technical support infrastructure, for which he and his team of engineers have been presented with awards for Outstanding Technical Support by various clients, including the Maryland State Police. Leveraging his extensive mechanical, electronic and computer expertise, Mr. Rutherford has developed a large array of products from concept, including a Mobile Training Center for the Department of Defense and proprietary irrigation control filters to eliminate RF interference from the Annapolis Naval Radio Transmitter Station. Mr. Rutherford is the recipient of several awards for his innovative technology systems, including the “Comdex Most Innovative” award in 1998.

Executive Officers

The business experience for the past 5 years, unless otherwise indicated, of our executive officer who is not also a director, is set forth below. There are no family relationships between this executive officer and any of our directors.

Tin Khin, age 63, Chief Financial Officer. Mr. Khin has served as the Company’s Chief Financial Officer since November 1, 2008. Mr. Khin joined the Company in January 2008 as director of finance and business development. Between January 2008 and his appointment as Chief Financial Officer in November 2008, he was responsible for the daily operations and monitoring of the finances of the Company and for developing new customers, vendor relationships and new areas of business. Prior to joining the Company, Mr. Khin worked for the Motor Vehicle Administration (“MVA”) of the State of Maryland from September 2004 until January 2008. From August 2005 until January 2008, Mr. Khin served as divisional manager of the financial management division of the MVA, where he was responsible for formulating, monitoring and executing the agency’s annual operating budget. From September 2004 to July 2006, Mr. Khin served as manager of the accounts payable and payroll section of the MVA, where he managed and supervised an annual payroll of approximately $90 million. From December 1998 to January 2004, Mr. Khin served as the director of budget and finance of the Baltimore County Department of Social Services, where he was responsible for the preparation and monitoring of the budget and accounting division of the agency. Mr. Khin earned a Bachelor of Commerce degree from the University of Rangoon (1965) and holds a Professional Accountant certificate from Burma (1967).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS II NOMINEES NAMED IN THIS PROXY STATEMENT AS DIRECTORS.

BOARD OF DIRECTORS COMMITTEES

How often did the Board meet during 2008?

During 2008, the board of directors held 4 meetings. During 2008, each director nominee attended more than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period he served on the board, and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees. The Company does not have a formal policy with regard to board members’ attendance at the annual meeting of stockholders. All of the board members serving on the board during December 2008, except William Shafley, attended the 2008 annual meeting of stockholders.

What committees has the Board established?

The board of directors has established an audit committee, a compensation committee and a corporate governance committee, each of which is briefly described below. The board of directors does not have a standing nominating committee, but the full board of directors fulfills the function of the nominating committee.

Audit Committee

The audit committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The audit committee reviews the scope of independent audits and assesses the results. The audit committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The audit committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The audit committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the audit committee and always have unrestricted access to the audit committee. The audit committee, which currently consists of Messrs. Deleaver and Lee, acted by written consent one time during fiscal 2008. Assuming that Mr. Lee is elected at the annual meeting, we anticipate the audit committee will continue to consist of Messrs. Deleaver and Lee, each of whom have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Deleaver currently serves as chairman of the audit committee. We have not yet identified an audit committee financial expert meeting the required criteria and qualifications to serve on our audit committee, however, we anticipate identifying one in the future. The audit committee has adopted a charter which was attached to the annual proxy statement sent to stockholders and filed with the Securities and Exchange Commission (“SEC”) on December 7, 2007, as Appendix A thereto.

Compensation Committee

The compensation committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The compensation committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the Chief Executive Officer and our other executive officers. The compensation committee advises and makes recommendations to the board of directors on all matters concerning director compensation. The compensation committee, which currently consists of Messrs. Deleaver and Lee, did not meet during fiscal 2008. Assuming that Mr. Lee is elected at the annual meeting, we anticipate the compensation committee will continue to consist of Messrs. Deleaver and Lee, each of whom have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Deleaver currently serves as chairman of the compensation committee. The compensation committee has adopted a charter which was attached to the annual proxy statement sent to stockholders and filed with the SEC on December 7, 2007, as Appendix B thereto.

Corporate Governance Committee

The corporate governance committee evaluates and recommends candidates for election to the board of directors, reviews the performance and contribution of directors, recommends membership for standing committees, reviews director independence, and adopts and reviews Company corporate governance guidelines and codes of conduct. The corporate governance committee, which was established in February 2008, currently consists of Messrs. Brechin, Deleaver, Lee and Rutherford, two of whom have been determined to be “independent” under certain independence criteria adopted by our board of directors and as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. The corporate governance committee did not meet during fiscal 2008. Mr. Deleaver currently serves as chairman of the corporate governance committee.

Independence of the Board of Directors

The board of directors does not currently include any independent directors, other than Messrs. Deleaver and Lee. The current board of directors has determined that the Class II nominee, Mr. Lee, if elected, will be an independent director based on certain independence criterion it adopted during 2007 and the independence standards contained in the Marketplace Rules of the NASDAQ Stock Market. In making its determination, the board of directors considered the lack of relationships or transactions between us and these independent directors. The Company’s criteria for independence as approved during 2007 by the board of directors is available to stockholders on our website at: http://www.brekford.com/investorrelations.html.

Nominating Committee

As of this time, we do not have a nominating committee, or a nominating committee charter. Our board of directors believes the full board can adequately perform the functions of a nominating committee. The board of directors identifies director candidates through numerous sources, including recommendations from directors, executive officers and our stockholders. The board of directors seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for board responsibilities.

The board of directors will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The board has the sole authority to select, or to recommend, the nominees to be considered for election as a director. The officer presiding over the stockholders meeting, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our By-Laws. Under our By-Laws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our By-Laws are available, at no cost, at the SEC’s website, http://www.sec.gov (provided in Exhibit 3.2 to our registration statement on Form 10-SB, as filed with the SEC on July 6, 2007), or upon a stockholder’s written request directed to our Chief Financial Officer at the address given on page 1 of this proxy statement. See “ — Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

Our By-Laws provide that any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at our principal executive offices: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made. Delivery of the nomination should be made by hand, or by certified or registered mail, return receipt requested.

Our By-Laws further provide that the public announcement of an adjournment of any annual or special meeting of the stockholders commences a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Chief Financial Officer should be set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of our shares of Common Stock which are beneficially owned by such person, (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as our director under securities laws, had the nominee been nominated by the board of directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear in our records, of such stockholder, (2) the class and number of shares of our stock which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At the request of the board of directors any person nominated by the board of directors for election as a director is required to furnish to our Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by our By-Laws, and, in such event, the defective nomination will be disregarded.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended.

In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee presently consists of two members, Messrs. Douglas Deleaver and Jessie Lee, Jr. The board has determined that Messrs. Deleaver and Lee are each an “independent director” under SEC rules. Our board of directors continues to assess the adequacy of the audit committee’s charter and will review such charter in connection with any new corporate governance standards adopted by the SEC and/or any applicable exchange regarding the responsibilities of the audit committee under the Sarbanes-Oxley Act of 2002.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2008 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2008 with the independent auditors and discussed with them all of the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors’ independence. The audit committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence.

The audit committee also discussed with management the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

Consistent with the SEC’s policies regarding auditor independence, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors approved, that the audited financial statements be included in our annual report for the year ended December 31, 2008. The undersigned members of the audit committee have submitted this report to us.

Submitted by the Audit Committee

Douglas Deleaver

Jessie Lee, Jr.

EXECUTIVE COMPENSATION

The following table sets forth certain information relating to the compensation paid to (i) C.B Brechin, our Chief Executive Officer, Treasurer and Director, (ii) Scott Rutherford, our President and Director, (iii) Tin Khin, our Chief Financial Officer, (iv) William A. Shafley, our former Chief Executive Officer and Director, and (v) Ryan E. Kirch, our former Chief Financial Officer and Secretary (collectively, the “named executive officers”), during our fiscal years ended December 31, 2008 and 2007.

2008 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Total ($)
C.B. Brechin Chief Executive Officer, Treasurer and Director, Former General Manager, PelicanMobile	2008 2007	135,000 135,000	— 100,000	— —		135,000 235,000
Scott Rutherford President and Director, Former Director of Engineering, PelicanMobile	2008 2007	135,000 135,000	— 100,000	— —		135,000 235,000
Tin Khin Chief Financial Officer	2008 2007	96,615 —	— —	— —		96,615 —
William A. Shafley Former Chief Executive Officer and Director (1)	2008 2007	121,154 72,692	— —	— —		121,154 72,692
Ryan E. Kirch Former Chief Financial Officer and Secretary (2)	2008 2007	114,231 135,000	— 10,000	50,000 115,058	(2)	164,231 260,058

———————

(1)

In connection with the appointment of C.B. Brechin as our Chief Executive Officer on July 8, 2008, the board of directors of the Company proposed to reassign Mr. William A. Shafley from Chief Executive Officer to a sales management position with the Company’s Tactical Solutions Options (“TSO”) division. Effective July 25, 2008, Mr. Shafley declined to accept the reassignment to the position of sales manager and subsequently discontinued participation in the affairs and governance of the Company including board service. On December 19, 2008, at the 2008 annual meeting of the stockholders of the Company, Mr. Shafley was removed from the board of directors for cause by a vote of the stockholders of the Company.

(2)

Effective August 31, 2006, we accelerated the vesting of 370,096 out of a total award of 4,000,000 restricted shares to Ryan E. Kirch , 250,000 of which were subsequently transferred to Messrs. Brechin and Rutherford for their having personally guaranteed the accounts receivable financing facility with American Bank and 120,096 shares were withheld by us for income tax withholding requirements. The remaining 3,629,904 shares were subject to vesting over a four-year period ending on January 19, 2010. The aggregate fair value of these shares, which amounted to $725,981, was being amortized over a four-year vesting period in accordance with SFAS 123R. The recognized portion of these shares amounted to $115,058 and $50,000 during the years ended December 31, 2007 and 2008, respectively. Assumptions in estimating the fair value of this restricted stock are discussed in greater detail in Management’s Discussion and Analysis of financial condition and plan of operation. In connection with his resignation effective October 31, 2008, Mr. Kirch forfeited the remaining 3,129,904 shares of his unvested restricted common stock.

Narrative Disclosure to 2008 Summary Compensation Table

On August 27, 2007, we entered into a verbal agreement with William A. Shafley to serve as our Executive Vice President of Sales. The agreement provided for an annual salary of $210,000 per year plus benefits. On February 19, 2008, our board of directors elected Mr. Shafley as Chief Executive Officer, with his annual salary to continue at the same rate. Subsequently, on July 8, 2008, the board of directors appointed Mr. C.B. Brechin as Chief Executive Officer of the Company, effective on that date. In connection with the appointments, the board of directors proposed to reassign Mr. Shafley to a sales management position with our TSO division. Mr. Shafley did not accept the sales management position. On December 19, 2008, Mr. Shafley was removed from the board of directors by a vote of a majority of the stockholders of the Company.

On January 6, 2008, the executive employment agreements with our former executive officer Ryan E. Kirch and current officers C.B. Brechin and Scott Rutherford expired. We do not anticipate entering into new employment agreements with any of our current executive officers.

On October 28, 2008, Mr. Ryan E. Kirch resigned from his positions as Chief Financial Officer and Secretary of the Company, effective at the close of business on October 31, 2008. In connection with the resignation, we cancelled the remaining 3,129,904 shares of unvested restricted stock that had been granted to Mr. Kirch under a restricted stock award in 2006.

Effective November 1, 2008, the board of directors of the Company appointed Mr. Tin Khin to serve as our Chief Financial Officer and agreed to pay Mr. Khin an annual base salary of $121,000, payable in accordance with our normal payroll practices.

Outstanding Equity Awards at December 31, 2008

There were no outstanding equity incentive awards held by our named executive officers as of December 31, 2008.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our board of directors (other than our named executive officers) during the 2008 fiscal year.

2008 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Bruce Robinson	—	—	27,188 (1)	27,188
Jessie Lee, Jr.	1,000	—	—	1,000
Douglas Deleaver	3,000	0 (2)	—	3,000
Richard E. Deloney, Jr. Former Director	1,000 (3)	—	3,500 (4)	4,500
Jonathan Fleming, Former Director	2,000	500 (5)	—	2,500
John Poling, Former Director	3,000	500 (5)	—	3,500

———————

(1)

Mr. Robinson was paid $23,660 for legal consulting services during the 2008 fiscal year. Additionally, the Company paid Mr. Robinson $3,528 in medical and dental benefits under our health insurance plan for 2008.

(2)

Douglas Deleaver was granted 10,000 shares of Common Stock in August 2008 with a value of $500 in accordance with FAS 123R, which he subsequently returned to us for cancellation on December 30, 2008.

(3)

In addition, the Company reimbursed Mr. Deloney for travel expenses in the amount of $583 incurred in connection with his attendance at our 2008 annual meeting of stockholders.

(4)

Mr. Deloney performed a business analysis project for the Company in September 2008 for which the Company paid him $3,500.

(5)

The value of 10,000 shares of Common Stock in accordance with FAS 123R.

Narrative Disclosure to 2008 Director Compensation Table

In April 2008, the Company’s board of directors adopted the 2008 Director’s Compensation Plan, which provides for the following compensation:

Stock Grants: 10,000 shares of restricted Common Stock per year as compensation for attending board meetings during the fiscal year, provided that a director must attend a minimum of 75% of the regular and special meetings of the full board and of any committees upon which they sit;

Cash: $1,000 per calendar quarter as compensation for attending board meetings during that quarter, provided that a director must attend a minimum of 75% of the regular and special meetings of the full board and of any committees upon which they sit; and

Out-of-Pocket Expenses: All out-of-pocket expenses for in-person meetings will be reimbursed upon submission of an expense statement and receipts, up to a maximum of $500 per in-person meeting.

In August 2008, Jonathan Fleming and John Poling received 10,000 shares of Common Stock valued at $500 each. In addition, we granted Douglas Deleaver 10,000 shares of Common Stock in August 2008, which he subsequently returned to us for cancellation on December 30, 2008.

PROPOSAL 4 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE REQUIREMENT THAT ALL STOCKHOLDER ACTIONS MAY ONLY BE TAKEN AT A MEETING OF THE STOCKHOLDERS.

Our board of directors has approved, and is proposing to the stockholders, an amendment to our Certificate of Incorporation to remove the requirement that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company. Currently, the Certificate of Incorporation does not allow for corporate actions requiring stockholder approval to be effected by a consent in writing in lieu of a meeting of the stockholders.

If approved by the stockholders, the amendment would serve to delete in its entirety Article VII of the Certificate of Incorporation, which currently reads as follows:

“Effective from and after the date upon which the Corporation shall be subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances or to consent to specific actions taken by the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing in lieu of a meeting of such stockholders.”

Required Vote.

The affirmative vote of the majority of the shares of Common Stock (one vote per share) present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this Proposal 4.

Reasons for the Amendment to the Certificate of Incorporation.

After careful consideration and upon the recommendation of the Corporate Governance Committee, the board of directors has determined that it would be in the best interests of the Company and its stockholders to amend our Certificate of Incorporation to remove the requirement that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company. The Board believes that allowing the Company to take corporate actions by written consent of the holders of a majority of the outstanding capital stock of the Company provides a more efficient and cost-effective alternative for taking certain corporate actions.

In addition, adoption of this amendment would conform with Section 228 of the DGCL, which currently provides that any action required to be taken or which may be taken at any annual or special meeting of stockholders of a corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The board believes that both Delaware law and federal securities laws provide sufficient protection for non-consenting stockholders in that prompt notice of the corporate action must be given to those stockholders who have not consented in writing (Section 228(e) of the DGCL) and furthermore, such action cannot be taken until at least 20 calendar days after an information statement is sent to the stockholders (Rule 14c-2(b) of the Securities Exchange Act of 1934, as amended). The amendment will provide additional flexibility to the Company to approve transactions recommended by the board to the stockholders more expeditiously and efficiently.

Amendment to the Certificate of Incorporation.

If this amendment is approved by the stockholders at the annual meeting, the Second Restated Certificate will not include the current language in Article VII of the Certificate of Incorporation set forth above.

Dissenters’ Rights.

Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendments to our Certificate of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO ELIMINATE THE REQUIREMENT THAT ALL STOCKHOLDER ACTIONS MAY ONLY BE TAKEN AT A MEETING OF THE STOCKHOLDERS.

COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Mr. C.B. Brechin, Chief Executive Officer, Brekford International Corp., 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2008 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms, except that Mr. Brechin filed one Form 4 late, Mr. Deleaver filed a Form 5 as a result of his failure to file a Form 4 with respect to one transaction, and Messrs. Khin, Lee and former director, Richard E. Deloney, Jr., each filed their initial Form 3 late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We lease approximately 2,500 square feet of office space from Peppermill Properties, LLC, a Maryland limited liability company (“Peppermill”). Peppermill is owned and managed by C.B. Brechin and Scott Rutherford, both officers, directors and principal stockholders of the Company. On January 1, 2004, we entered into a 5-year lease with Peppermill. For each of the years ended December 31, 2006, December 31, 2007, and December 31, 2008, lease payments amounted to $28,200, $28,200 and $32,400, respectively. The lease ended December 31, 2008.

While we do not maintain a written policy with respect to related party transactions, our audit committee routinely reviews potential transactions with those parties we have identified as related parties.

INDEPENDENT AUDITORS

Our board of directors has appointed Marcum & Kliegman LLP, to serve as our independent auditors for 2009. Representatives of Marcum & Kliegman LLP are expected to be present at the annual meeting in person or telephonically to answer questions from stockholders, and will have an opportunity to make a statement if they wish to do so.

The following table presents fees for professional audit services rendered by Marcum & Kliegman LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2008 and 2007, and fees billed for all other services rendered by Marcum & Kliegman LLP during such fiscal years then ended.

	Year Ended December 31,
	2008	2007
Audit fees	$208,909	$100,000
Audit-related fees	—	—
Tax fees	—	—
Other fees	—	—
Total fees	$208,909	$100,000

The audit committee of the board of directors approves in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full audit committee or, in the absence of such audit committee action, by the Chairman of the audit committee whose action shall be considered to be that of the entire committee.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

For business to be properly brought before our 2010 annual meeting by a stockholder outside of the Rule 14a-8 process, the stockholder must have given written notice thereof to the Secretary of the Company, delivered or mailed to and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, or December 30, 2010. Thus, the deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2010 annual meeting of stockholders, will be October 1, 2010. As to all such proposals which we do not have notice on or prior to October 1, 2010, discretionary authority shall be granted to the persons designated in our proxy related to the 2010 meeting to vote on such proposals.

Stockholders interested in presenting a proposal for consideration at our 2010 annual meeting of stockholders may do so by following the procedures set forth in our By-Laws as well as prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our Chief Executive Officer no later than July 23, 2010.

After the July 23, 2010 deadline, a stockholder may present a proposal at our 2010 annual meeting of stockholders if it is submitted to our Chief Executive Officer at the address below, but we are not obligated to present the matter in our proxy materials.

Should the 2010 annual meeting of stockholders be advanced or delayed by more than 30 days from December 30, 2010, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2010 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2010 annual meeting.

Any stockholder proposals should be addressed to Mr. C.B. Brechin, Chief Executive Officer, Brekford International Corp., at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and/or Notice of Internet Availability of Proxy Materials. This means that only one copy of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as the case may be, may have been sent to multiple stockholders in a household. The Company will promptly deliver upon written or oral request, a separate copy of any such documents to a stockholder if such stockholder calls or writes to the Company at the following address or phone number: Investor Relations, Brekford International Corp., at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076; or 1-866-752-8683. If a stockholder wishes to receive separate copies of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as the case may be, in the future, or if a stockholder is receiving multiple copies and would like to receive only one copy per household, the stockholder should contact his, her or its bank, broker or other nominee record holder. Alternatively, the stockholder may contact the Company at the above-referenced address or telephone number.

ADDITIONAL INFORMATION

A copy of our 2008 Annual Report is available to each stockholder in connection with this proxy statement. The 2008 Annual Report is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov .

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer

Hanover, Maryland

_________, 2009

APPENDIX A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

 OF

BREKFORD INTERNATIONAL CORP.

BREKFORD INTERNATIONAL CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:

The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 10, 2004 under the name California Cyber Design, Inc.

SECOND:

A Certificate of Amendment of Certificate of Incorporation of California Cyber Design, Inc. was filed with the Secretary of State of the State of Delaware on August 11, 2004.

THIRD:

A Certificate of Amendment of Certificate of Incorporation of American Financial Holdings Inc. (formerly known as California Cyber Design, Inc.) was filed with the Secretary of State of the State of Delaware on January 5, 2006.

FOURTH:

A First Amended and Restated Certificate of Incorporation of Tactical Solution Partners, Inc. (formerly known as American Financial Holdings Inc.) was filed with the Secretary of State of the State of Delaware on January 10, 2006.

FIFTH:

A Certificate of Amendment to the First Amended and Restated Certificate of Incorporation of Tactical Solution Partners, Inc. was filed with the Secretary of State of the State of Delaware on April 29, 2008.

SIXTH:

The Second Amended and Restated Certificate of Incorporation of Brekford International Corp. (formerly known as Tactical Solution Partners, Inc.) in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

SEVENTH:

The Second Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A and is incorporated herein by this reference.

IN WITNESS WHEREOF, Brekford International Corp. has caused this Certificate to be signed by its Chief Executive Officer this ___ day of _________, 2009.

BREKFORD INTERNATIONAL CORP.

/s/
Name: C.B. Brechin
Title: Chief Executive Officer

EXHIBIT A

 SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BREKFORD INTERNATIONAL CORP.

ARTICLE I

The name of the corporation (which is hereinafter referred to as the “Corporation”) is: Brekford International Corp.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware.

ARTICLE IV

(A)

Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 170,000,000, consisting of 150,000,000 shares of common stock, with the par value of $0.0001 per share (“Common Stock”), and 20,000,000 shares of preferred stock, with the par value of $0.0001 per share (“Preferred Stock”).

(B)

Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each service shall include, but not be limited to, determination of the following:

(i)

The designation of the series, which may be by distinguishing number, letter or title;

(ii)

The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)

Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series;

(iv)

The dates at which dividends, if any, shall be payable;

(v)

The redemption rights and price or prices, if any, for shares of the series;

(vi)

The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)

The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)

Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

(ix)

Restrictions on the issuance of shares of the same series or of any other class or series;

(x)

The voting rights, if any, of the holders of shares of the series; and

(xi)

Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

(C)

Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(D)

Vote. Except as may be provided in this Certificate of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

(E)

Record Holders. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered on the stock transfer books of the Corporation as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(A)

The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(B)

Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation;

(C)

Provisions which adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights;

(D)

Provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(E)

Provisions which permit the Corporation to redeem or exchange such rights; and

(F)

The appointment of a rights agent with respect to such rights.

ARTICLE VI

(A)

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered:

(i)

to adopt, amend or repeal the Bylaws of the Corporation, provided, however, that the Bylaws may also be altered, amended or repealed by the affirmative vote of the holders of at least 66 2/3 percent of the voting power of the then outstanding Voting Stock (as defined in Article VII below), voting together as a single class; and

(ii)

from time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined, or as expressly provided in this Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by applicable law.

(B)

In addition to any other considerations which the Board of Directors may lawfully take into account, in determining whether to take or to refrain from taking corporate action on any matter, including proposing any matter to the stockholders of the Corporation, the Board of Directors may take into account the long-term as well as short-term interests of the Corporation and its stockholders (including the possibility that these interests may be best served by the continued independence of the Corporation), and the interests of creditors, customers, employees and other constituencies of the Corporation and its subsidiaries, including the effect upon communities in which the Corporation and its subsidiaries do business.

(C)

The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by law.

ARTICLE VII

(A)

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors of the Corporation shall be fixed in the manner prescribed in the Bylaws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws.

(B)

Subject to the rights of the holders of any series of Preferred Stock to fill any newly created directorships or vacancies, any vacancy on the Board of Directors that results from an increase in the number of directors or for any other reason may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(C)

Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

(D)

Until the 2011 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, as nearly equal in number as possible, and designated as Class I, Class II and Class III. At the 2009 annual meeting of stockholders, the Class II directors shall be elected for one-year terms expiring at the 2010 annual meeting of stockholders; at the 2010 annual meeting of stockholders, the Class III directors shall be elected for one-year terms expiring at the 2011 annual meeting of stockholders; and at the 2011 annual meeting of stockholders, the terms of the then-serving Class I, Class II and Class III directors shall expire, and at such annual meeting and at each annual meeting of stockholders thereafter, all directors shall be elected for one-year terms expiring at the next annual meeting and shall serve until his or her successor shall be elected and qualified. From and after the 2011 annual meeting of stockholders, the directors shall no longer be divided into classes. Each Class II director elected at the 2009 annual meeting of stockholders shall serve for a one-year term as provided herein notwithstanding that the amendments to effect the declassification of the Board of Directors as provided herein may be filed with the Secretary of State of the State of

Delaware after the 2009 annual meeting of stockholders at which such Class II director was elected and such amendments were approved and adopted by the stockholders.

(E)

Directors shall hold office until their successors are duly elected and qualified. At each annual meeting of the stockholders of the Corporation, the directors whose terms expire at that meeting shall be elected by a plurality of the votes of the shares of Voting Stock present in person or represented by proxy at such meeting and entitled to vote on the election of directors. Except as provided in subsection (D) above, the directors shall hold office for a term expiring at the next annual meeting of stockholders following the year of their election, and until their successors are duly elected and qualified, subject to death, resignation or removal from office.

(F)

Subject to the rights of the holders of any series of Preferred Stock, any director may be removed from office at any time, with or without cause and only by the affirmative vote of the holders of more than 50 percent of the voting power of the then outstanding Voting Stock, voting together as a single class. For the purposes of this Certificate of Incorporation, “Voting Stock” shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

ARTICLE VIII

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article VIII by the stockholders shall not adversely affect any right or protection of a director of the Corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE IX

Each person who is or was or had agreed to become a director or officer of the Corporation, or each person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators of estate of such person), shall be indemnified by the Corporation in accordance with and pursuant to the Bylaws of the Corporation. The Corporation may provide indemnification to employees and agents of the Corporation to the extent provided by action of the Board of Directors pursuant to the Bylaws. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article IX. Any amendment or repeal of this Article IX shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE X

In furtherance and not in limitation of the powers conferred by law or in this Certificate of Incorporation, the Board of Directors (and any committee of the Board of Directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the Board of Directors or such committee may determine to be reasonably necessary or desirable to (A) encourage any individual, limited partnership, general partnership, corporation or other firm or entity (a “person”) to enter into negotiations with the Board of Directors and management of the Corporation with respect to any transaction which may result in a change in control of the Corporation which is proposed or initiated by such person or (B) contest or oppose any such transaction which the Board of Directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the Corporation and its business, assets or properties or the stockholders of the Corporation, including, without limitation, the adoption of such plans or the issuance of such rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the Corporation, which rights, options, capital stock, notes, debentures or other evidences of indebtedness and other securities (i) may be exchangeable for or convertible into cash or other securities on such terms and conditions as may be determined by the Board of Directors or such committee and may provide for the treatment of any holder or class of holders thereof designated by the Board of Directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof.

ARTICLE XI

The Corporation shall have the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, or any Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that any amendment or repeal of Article VIII or Article IX of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

VOTING INSTRUCTIONS

VOTE BY INTERNET - www.iproxydirect.com/BFDI

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 29, 2009. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Brekford International Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Brekford International Corp., 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

PRELIMINARY

BREKFORD INTERNATIONAL CORP.

2009 ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 30, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Brekford International Corp. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Messrs. C.B. Brechin and Scott Rutherford, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the 2009 Annual Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on December 30, 2009 at 12:00 P.M., local time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock, $.0001 par value per share (“Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated ________, 2009, the receipt of which, together with the Notice of Annual Meeting and the 2008 Annual Report is hereby acknowledged, as follows:

1.

To amend the Company’s Certificate of Incorporation to declassify the board of directors.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.

To amend the Company’s Certificate of Incorporation to provide that directors may be removed with or without cause.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.

Subject to approval of Proposal 1 above to declassify the board of directors, to elect the two current Class II directors, to hold office for a term of one year (alternatively, if Proposal 1 is not approved, to elect the two current Class II directors, to hold office for a term of three years).

☐ FOR the nominees listed below:

Bruce Robinson

Jessie Lee, Jr.

☐ VOTE WITHHELD for the nominees listed above.

4.

To amend the Company’s Certificate of Incorporation to eliminate the requirement that all stockholder actions may only be taken at a meeting of the stockholders.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ITEMS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

DATED: _____________________, 2009

SIGNATURE(S)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.